ALEXANDER & BALDWIN, INC.
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                  1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
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

                                  ARTICLE ONE

                               GENERAL PROVISIONS
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I.    PURPOSE OF THE PLAN
      -------------------

          This 1998 Non-Employee Director Stock Option Plan (the "Plan") is intended to promote the interests of Alexander & Baldwin, Inc., a Hawaii corporation (the "Corporation"), by offering non-employee members of the Board of Directors the opportunity to participate in a special stock option program designed to provide them with significant incentives to remain in the service of the Corporation.

II.   ELIGIBILITY
      -----------

          Each non-employee member of the Corporation's Board of Directors (the "Board") shall be eligible to receive automatic option grants pursuant to the provisions of Article Two below.

III.  STOCK SUBJECT TO THE PLAN
      -------------------------

          A. The stock issuable under the Plan shall be shares of the Corporation's common stock, without par value ("Common Stock"). Such shares may be made available from authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Corporation and held as Treasury shares. The aggregate number of issuable shares shall not exceed 130,000 shares, subject to adjustment from time to time in accordance with sub-paragraph D. below.

          B. Should any option expire or terminate for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under this Plan. All share issuances under the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. Should the exercise price of an outstanding option under this Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of any applicable withholding taxes incurred in connection with the exercise of an option, then the number of shares available for subsequent issuance under the Plan shall be reduced only by the net number of shares issued to the holder of such option.

          C. Should the total number of shares at the time available for grant under the Plan not be sufficient for the automatic grants to be made at that particular time to the non-employee Board members, then the available shares shall be allocated proportionately among all the automatic grants to be made at that time.

          D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares or other change affecting the outstanding Common Stock as a class with-out receipt of consideration, then appropriate adjustments will be made to
(i) the aggregate number and/or class of shares issuable under the Plan,
(ii) the number and/or class of shares for which options subsequently are to be granted to each non-employee Board member in accordance with the provisions of Article Two below, and (iii) the number and/or class of shares and the exercise price per share of the stock subject to outstanding options in order to prevent the dilution or enlargement of benefits thereunder.

IV.   VALUATION
      ---------

          For all valuation purposes under the Plan, the Fair Market Value per share of Common Stock on any relevant date shall be the mean between the highest and lowest selling prices per share of Common Stock on such date, as quoted on the Nasdaq National Market (or any successor system). Should the Common Stock become traded on a national securities exchange, then the Fair Market Value per share shall be the mean between the highest and lowest selling prices on such exchange on the date in question, as such prices are quoted on the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on the Nasdaq National Market (or national securities exchange) on the date in question, then the Fair Market Value shall be the mean between the highest and lowest selling prices on the Nasdaq National Market (or such securities exchange) on the last preceding date for which such quotation exists.

V.    SUBSIDIARIES
      ------------

          A corporation shall be deemed to be a Subsidiary of the Corporation if it is one of the corporations (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation in the unbroken chain) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the Change in Control provisions of the Plan, the term "Subsidiary" shall also include any partnership, joint venture or other business entity of which the Corporation owns, directly or indirectly through another subsidiary corporation, more than a fifty percent (50%) interest in voting power, capital or profits.


                                  ARTICLE TWO

                                AUTOMATIC GRANTS
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I.    GRANT DATES
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          Commencing with the 1999 Annual Shareholders Meeting and continuing in effect for each subsequent Annual Shareholders Meeting, each individual who is at the time elected as a non-employee Board member shall automatically be granted, on the date of each such Annual Meeting, a non-qualified stock option to purchase 3,000 shares of Common Stock.

II.   TERMS AND CONDITIONS OF GRANT
      -----------------------------

          A. Each option granted in accordance with the automatic grant provisions of the Plan shall be evidenced by a non-qualified stock option agreement. Accordingly, each such automatic grant shall be subject to the following terms and conditions:

      1.  Option Price.
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          The option price per share shall be equal to the Fair Market Value per share of Common Stock on the grant date.

      2.  Term and Exercisability of Options.
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          a.   Each option granted under this Article Two Program shall become exercisable in three (3) successive equal annual installments upon optionee's completion of each year of Board service over a three (3)-year period measured from the grant date; provided, however, that (i) each option held by the optionee at the time of his/her death, but not other-wise fully exercisable, shall automatically accelerate as described in paragraph 5.b. below, and (ii) each option held by the optionee at the time of his/her (a) disability, (b) retirement at or after age seventy-two (72), or (c) termination with five (5) or more years of Board service, but not otherwise fully exercisable, shall continue to become exercisable as described in paragraph 5.c. below. As the option becomes exercisable for one or more option shares, the option shall remain exercisable for those shares until the expiration or sooner termination of the option term.

          b. Each granted option shall have a maximum term of ten (10) years measured from the automatic grant date.

      3.  Exercise of Option.
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          Upon exercise of the option, the option price for the purchased shares shall, subject to the provisions of the documents evidencing the option, become immediately payable in one or more of the forms specified below:

          (i) cash or cash equivalents (such as a personal check payable to the Corporation's order); or

          (ii) shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the date of exercise.

      4.  Non-Transferability.
          -------------------

          During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distri-bution following the optionee's death.

      5.  Effect of Termination of Board Membership.
          -----------------------------------------

          a. Should an optionee cease to be a member of the Board for any reason (other than by reason of death, disability, retirement at or after age seventy-two (72), or termination with five (5) or more years of Board service) while holding one or more automatic grants under the Plan, then each such grant shall remain exercisable, for the number of option shares for which the grant is exercisable at the time of such cessation of Board service, for a six (6)-month period following the date of such cessation of Board service.

          b. Should an optionee cease to be a member of the Board by reason of death, then each automatic grant at the time held by such optionee shall automatically accelerate and shall become immediately exercisable for all of the shares at the time subject to that option. Each such grant may be subsequently exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any such exercise must, however, occur within twelve (12) months after the date of the optionee's death.

          c.   Should an optionee cease to be a Board member by reason of
      (i) disability, (ii) retirement at or after age seventy-two (72), or
      (iii) termination with five (5) or more years of Board service, then each automatic grant at the time held by such optionee shall remain exercisable and continue to become exercisable for a thirty-six
      (36)-month period measured from the date of such cessation of Board service.

          d. For all relevant purposes under this Article Two Program, disability shall mean the optionee's inability, by reason of any physical or mental injury or illness expected to result in death or to be of continuous duration of twelve (12) consecutive months or more, to perform his/her normal and usual duties as a Board member.

          e. In no event shall any option remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable exercise period specified in subparagraphs a., b. and c. above or (if earlier) upon the expiration of the ten
      (10)-year option term, the option shall terminate and cease to be exercisable.

      6.  Shareholder Rights.
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          An option holder shall have none of the rights of a shareholder with respect to any shares covered by the automatic grant until such individual shall have exercised the option, paid the option price and been issued a stock certificate for the purchased shares.

III.  CHANGE IN CONTROL
      -----------------

          A. Each option outstanding at the time of a Change in Control, as defined below, but not otherwise fully exercisable shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. A Change in Control shall mean:

          (i) a merger or consolidation approved by the Corporation's stockholders in which securities possessing 35% or more of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction,

          (ii) any approval by the stockholders of the Corporation of a plan of complete liquidation or dissolution of the Corporation, or any sale, transfer or other disposition of all or substantially all of the Corporation's assets, other than a sale, transfer or other disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale, or

          (iii) any other change in control of a nature required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the 1934 Act, whether or not the Corporation is at the time required to comply with such Regulation 14A, provided that, without limitation, a change in control shall in all events be deemed to have occurred if
      (a) any person (as defined in Rule 13d-3 of the 1934 Act) becomes the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing 35% or more of the total combined voting power of the Corporation's outstanding securities, or (b) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases to consist of individuals who either (I) have served continuously as Board members since the beginning of such period or
      (II) have been elected or nominated for election as Board members during such period by a vote of at least two-thirds of the Board members described in clause (I) who were still in office at the time the Board approved such election or nomination, other than, in the case of either (I) or (II) above, a Board member whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation.

          B. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


                                 ARTICLE THREE

                            MISCELLANEOUS PROVISIONS
                            ------------------------


I.    AMENDMENT OF THE PLAN
      ---------------------

          The Plan may be amended at any time by the Board, subject to any shareholder approval required under applicable law or regulation.

II.   EFFECTIVE DATE AND TERM OF PLAN
      -------------------------------

          A. The Plan shall become effective on the date of its adoption by the Board; provided, however, that no automatic grants shall be made under the
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Plan until the Plan shall have been approved by the shareholders at the 1998
Annual Meeting.

          B.   The Plan shall terminate upon the earliest to occur of (i) the
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tenth anniversary of the date of its initial adoption by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the automatic grants made hereunder or
(iii) the date on which all outstanding options are terminated in connection with the Change in Control provisions of the Plan. If the date of termination is determined under clause (i) above, then any option grants outstanding on such date shall not be affected by the termination of the Plan and shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

III.  CASH PROCEEDS
      -------------

          All cash proceeds received by the Corporation from the sale of shares pursuant to the automatic grants made under the Plan shall be used for general corporate purposes.

IV.   REGULATORY APPROVALS
      --------------------

          The implementation of the Plan, the granting of any option hereunder, and the issuance of Common Stock upon the exercise of any such option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Common Stock issued pursuant to it.

V.    NO IMPAIRMENT OF RIGHTS
      -----------------------

          Nothing in this Plan or any automatic grant made pursuant to the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the Corporation's right to remove any optionee from service on the Board at any time in accordance with the provisions of applicable law.

          IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Plan to be executed by its duly authorized officers effective this 23rd day of April, 1998.

                                ALEXANDER & BALDWIN, INC.

                                By /s/ Miles B. King
                                   Its Vice President


                                By /s/ Alyson J. Nakamura
                                   Its Assistant Secretary